SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
- -------------------------------------------------------------
- (Name of Registrant as Specified in its Charter)
-
- OPPORTUNITY-PARTNERS L.P.
-  -------------------------------------------------------------
- (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)
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- [ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4)and 0-11.
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applies: _____________________________________________
- (2) Aggregate number of securities to which transaction applies: _____________________________________________
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- (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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- (4) Proposed maximum aggregate value of transaction:
______________________________________________
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- [ ] Fee paid previously with preliminary materials.
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Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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- (4) Date Filed:
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60 Heritage Drive
Pleasantville, NY 10570
(914) 747-5262//Fax (914) 747-5258

June 5, 2002

Dear Fellow LNV Shareholder:

After the recent debacles at companies like Enron, Global Crossing, Worldcom, and Adelphia, shouldn't our Fund's directors be of the highest character? I think so and I hope you agree. Yet, last year a federal court found that a number of our Fund's current directors had breached their fiduciary duty to stockholders and violated federal securities laws. That is why I intend to present a proposal at the Fund's annual meeting on June 14, 2002 to address that situation. The proposal reads as follows:

The following bylaw shall be adopted and shall be applicable to any nominations for director at the 2002 annual meeting:
"No person shall be nominated for election as a director of the Fund whom a court has found to have breached his or her fiduciary duty to the Fund's stockholders."

On February 4, 2002, I sent a letter to the board of directors of Lincoln National Convertible Securities Fund notifying them of my intent to submit this proposal. However, the board did not include it in its proxy materials, which means you cannot vote for it (or for other nominees) on its proxy card. Therefore, I am providing the enclosed proxy card to allow you to have your shares voted for this proposal.

If this proposal is approved, I also intend to nominate a sufficient number of candidates to be elected as director to fill all seats that will be up for election. I ask you to sign, date and return the enclosed proxy card which I intend to vote for the above proposal and for my nominees.

Time is short so if you think your signed proxy card may not arrive before the meeting on June 14, 2002, you can fax it to me at (914) 747-5258. If you have any questions, please call me at
(914) 747-5262 or e-mail me at OPLP@att.net.

Very truly yours,

Phillip Goldstein

PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE
14, 2002

PROXY SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF
LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. BY PHILLIP
GOLDSTEIN, A SHAREHOLDER

The undersigned hereby appoints Phillip Goldstein as the undersigned's proxy, with full power of substitution, to attend the Annual Meeting of Shareholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") on June 14, 2002 (the "Meeting"), and any adjournment or postponement thereof, and to vote on all matters that may come before the Meeting the number of shares that the undersigned would be entitled to vote in his discretion, with all the power the undersigned would possess if present in person with respect to all matters as may come before the Meeting

The undersigned hereby revokes any proxy previously executed.
Please return promptly in the enclosed envelope or fax to (914)
747-5258.


SIGNATURE(S)__________________________________Dated_____________